EXHIBIT 10.2

FIRST AMENDMENT TO

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “First Amendment”) is dated as of December 28, 2006, and is made by and among CAM HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), EACH OF THE GUARANTORS (as hereinafter defined), the LENDERS PARTY HERETO, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Agent”).

RECITALS:

WHEREAS, the Borrower, the Guarantors (as defined therein), the Lenders (as defined therein), and the Agent are parties to that certain Credit Agreement, dated as of August 30, 2006, (as amended, modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that the Lenders agree to amend certain provisions of the Credit Agreement, pursuant to the terms and subject to the applicable conditions set forth herein, and the Required Lenders (as defined in the Credit Agreement) have agreed to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1.             Recitals & Definitions.  The foregoing recitals are true and correct and incorporated herein by reference.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.             Amendments to Credit Agreement.

(a)     Definitions.

(i)      New Definitions.  Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order therein:

“First Amendment shall mean that certain First Amendment to Credit Agreement, dated as of December 28, 2006, among the Borrower, the Guarantors, the Lenders party thereto and the Agent.”

“First Amendment Effective Date shall mean the effective date of the First Amendment in accordance with its terms.”

“Rhino Energy shall mean Rhino Energy Services LLC, a Delaware limited liability company newly-formed immediately before or after the First

Amendment Effective Date, which shall be fifty percent (50%) owned by the Borrower.”

“Rhino Trucking shall mean Rhino Trucking LLC, a Delaware limited liability company newly-formed immediately before or after the First Amendment Effective Date, which shall be one hundred percent (100%) owned by Rhino Energy.”

(ii)           Definition of Excluded Subsidiaries.  The definition of Excluded Subsidiaries set forth in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Excluded Subsidiaries shall mean individually and collectively, CAM - Illinois LLC, CAM - Colorado LLC, Rhino Energy and any of their respective Subsidiaries.”

(iii)          Definition of Guarantor.  The definition of Guarantor set forth in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Guarantor shall mean each of the parties to this Agreement which is designated as a ‘Guarantor’ on the signature page hereof, and each other Person which joins this Agreement as a Guarantor after the date hereof pursuant to Section 11.18, specifically excluding, however, Rhino Energy and Rhino Trucking.”

(b)     Section 8.2.7 [Dispositions of Assets or Subsidiaries].  Clause (v) of Section 8.2.7 [Dispositions of Assets or Subsidiaries] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(v) any sale, conveyance, assignment, lease, abandonment or other transfer or disposal of assets of the Excluded Subsidiaries, provided that and as long as each of the Excluded Subsidiaries, other than Rhino Energy and Rhino Trucking, owns only real property interests and permits in either Colorado or Illinois.”

(c)     Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures].  The proviso and the last sentence in Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“and such Subsidiary, other than Rhino Energy and its Subsidiaries, and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Agent for the benefit of the Lenders in the assets held by, and stock of or other ownership interests in, such Subsidiary, other than Rhino Energy and its Subsidiaries.  Each of the Loan Parties shall not become or agree to:  (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties may be

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general or limited partners in other Loan Parties, (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, other than Rhino Energy and its Subsidiaries, except that the Loan Parties may be members or managers of, or hold limited liability company interests in, other Loan Parties, or (3) become a joint venturer or hold a joint venture interest in any joint venture, other than Rhino Energy.”

(d)     Section 11.18 [Joinder of Guarantors].  Section 11.18 [Joinder of Guarantors] of the Credit Agreement is hereby amended by inserting at the end thereof the following new sentence:

“Notwithstanding the foregoing or anything else contained in this Agreement, upon and after the First Amendment Effective Date, neither Rhino Energy or any of its Subsidiaries shall (a) be required to join in this Agreement or any other Loan Document as a Guarantor, (b) be required to grant any Liens to the Agent for the benefit of the Lenders in the assets held by Rhino Energy or any of its Subsidiaries, or (c) be required to have pledged any ownership interests held by it or any Loan Party in Rhino Energy or Rhino Energy’s Subsidiaries.”

3.             Conditions to Closing.  The foregoing amendments contained in Section 2 of this First Amendment shall have an effective date and this First Amendment shall be dated the date upon which each of the following conditions has been satisfied to the satisfaction of the Agent (the “First Amendment Effective Date”):

(a)           Execution and Delivery of First Amendment.  The Borrower, the other Loan Parties, the Required Lenders, and the Agent shall have executed this First Amendment, and all other documentation necessary for effectiveness of this First Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Lenders and the Agent.

(b)           Representations and Warranties; No Event of Default.  The representations and warranties contained in Section 6 of the Credit Agreement and this First Amendment, and of each Loan Party in each of the other Loan Documents, are true and correct on and as of the First Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein), each of the Loan Parties has performed and complied with all covenants and conditions hereof and thereof, and no Event of Default or Potential Default has occurred and is continuing or exists as of the First Amendment Effective Date; and by its execution and delivery of this First Amendment, the Borrower and each other Loan Party certifies to each such effect.

(c)           Payment of Fees.  The Borrower has paid or caused to be paid to the all fees, costs and expenses payable to the Agent or for which the Agent is entitled to be reimbursed, including but not limited to the reasonable fees and expenses of the Agent’s legal counsel.

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(d)           Consents.  All material consents required to effectuate the transactions contemplated by this First Amendment and the other Loan Documents have been obtained.

(e)           Legal Details.  All legal details and proceedings in connection with the transactions contemplated by this First Amendment and the other Loan Documents are in form and substance satisfactory to the Agent and counsel for the Agent, and the Agent has received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent and its counsel, as the Agent or its counsel may reasonably request.

4.             Representations and Warranties.  By its execution and delivery of this First Amendment to the Agent, the Borrower and each of the other Loan Parties represents and warrants to the Agent and the Lenders as follows:

(a)           Authorization, Etc.  Each Loan Party has duly authorized, executed and delivered this First Amendment.

(b)           Material Adverse Change.  After giving effect to this First Amendment, no Material Adverse Change shall have occurred with respect to the Borrower or any of the other Loan Parties since the Closing Date of the Credit Agreement.

(c)           Litigation.  After giving effect to this First Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Borrower’s or any other Loan Party’s knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

5.             Miscellaneous.

(a)           Full Force and Effect.  All provisions of the Credit Agreement remain in full force and effect on and after the First Amendment Effective Date and the date hereof except as expressly amended hereby.  The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(b)           Counterparts.  This First Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of which together shall constitute one and the same instrument.

(c)           Incorporation into Credit Agreement.  This First Amendment shall be incorporated into the Credit Agreement by this reference.  All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(d)           Governing Law.  This First Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

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(e)           No Novation.  Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.  The Borrower, the other Loan Parties, each Lender, and the Agent acknowledge and agree that this First Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Third Amendment as of the day and year first above written.

CAM HOLDINGS LLC, a Delaware limited liability company

By:	/s/ RICHARD A. BOONE	(SEAL)
Name:	Richard A. Boone
Title:	Sr. Vice President and CFO

GUARANTORS:

CAM MINING LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. Vice President and CFO

CAM-BB LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. Vice President and CFO

CAM-KENTUCKY REAL ESTATE LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. Vice President and CFO

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CAM-OHIO HOLDINGS LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. Vice President and CFO

CAM COAL TRADING LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. Vice President and CFO

LEESVILLE LAND, LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. Vice President and CFO

CAM AIRCRAFT LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. Vice President and CFO

CAM-OHIO LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. Vice President and CFO

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CAM-OHIO REAL ESTATE LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. Vice President and CFO

SPRINGDALE LAND, LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. Vice President and CFO

CAM-COLORADO LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. Vice President and CFO

CAM-ILLINOIS LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. Vice President and CFO

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ CHRISTOPHER N. MORAVEC
Name:	Christopher N. Moravec
Title:	SVP

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ ADAM H. FEY
Name:	Adam H. Fey
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ L. BLAIR DEVAN
Name:	L. Blair DeVan
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

NATIONAL BANK

By:	/s/ DAVID M. METZ
Name:	David M. Metz
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB, individually and as Co-Documentation Agent

By:	/s/ ANDREW D. HAHN
Name:	Andrew D. Hahn
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA., individually and as Co-Documentation Agent

By:	/s/ DON J. MCKINNERNEY
Name:	Don J. McKinnerney
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ BRYAN P. READ
Name:	Bryan P. Read
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Co-Documentation Agent

By:	/s/ JONATHAN R. RICHARDSON
Name:	Jonathan R. Richardson
Title:	Vice President